SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported
April 26, 2012

Environmental Tectonics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania
(State or other jurisdiction of incorporation of organization)

1-10655	23-1714256
(Commission File Number)	(IRS Employer Identification Number)

County Line Industrial Park
Southampton, Pennsylvania	18966
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (215) 355-9100

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 26, 2012, the Board of Directors of Environmental Tectonics Corporation (the “Company”) approved an amendment to Article 3 of the Company’s Bylaws to clarify the quorum and voting requirements at any meeting of the Company’s shareholders.  The amendment states that at any meeting of the Company’s shareholders, a majority in interest of all shares entitled to vote on a matter, represented in person or by a duly executed proxy, shall constitute a quorum for transacting business, and, that the vote of a majority of all shares entitled to vote on a matter, represented in person or by a duly executed proxy, at a meeting where a quorum is present, constitutes action of the Company’s shareholders.

The above summary is qualified in its entirety by reference to the full text of the Amendment to the Bylaws, a copy of which is attached as Exhibit 3.1 to this Current Report on Form 8-K.  The full text of the Amendment to the Bylaws is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

 The following exhibits are furnished or filed in accordance with Item 601 of Regulation S-K:

3.1	Amended Bylaws of Environmental Tectonics Corporation, effective April 26, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENVIRONMENTAL TECTONICS CORPORATION
Registrant

Date: May 1, 2012	By:	/s/ Robert L. Laurent, Jr.
Robert L. Laurent, Jr.
Chief Financial Officer